SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

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        Date of Report (Date of earliest event reported): March 11, 2005


                           CAROLINA NATIONAL CORPORATION




Incorporated under the     Commission File No. 000-50257      I.R.S. Employer
laws of South Carolina                                        Identification No.
                                                                  571101005


                                 1350 Main Street

                          Columbia, South Carolina 29607

                             Telephone: 803-779-0411


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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Section 2 - Financial Information

Item 2.02.  Results of Operations and Financial Condition.

   Year End Earnings

   Please see Exhibit 99.1 for the Registrant's 2004 Year End earnings release.

   Please see Exhibit 99.2 for the Registrant's Letter to Shareholders.

Item 9.  Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits

(c)         Exhibit 99.1   Registrant's 2004 Year End Earnings Release

            Exhibit 99.2   Registrant's Letter to Shareholders





































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SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   CAROLINA NATIONAL CORPORATION
                                   (Registrant)



Date:  March 11, 2005               By: /s/ Roger B. Whaley
                                    --------------------------------------------
                                    Roger B. Whaley
                                    President







































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                                  EXHIBIT INDEX

Exhibit 99.1       Registrant's March 11, 2005 Press Release.

Exhibit 99.2       Registrant's March 11, 2005 Letter to Shareholders